UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

This Current Report on Form 8-K (this "Report") is being filed by SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant") with the Securities and Exchange Commission ("SEC"). The Corporation's 2018 Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on April 15, 2019, as amended by the Corporation’s Form 10-K/A, as filed with the SEC on April 24, 2019 (together, the "2018 Annual Report"), and SGRP's definitive Proxy Statement and the supplemental materials respecting its Annual Meeting of Stockholders held on May 15, 2019 (the "2019 Proxy Statement"), which SGRP filed with the SEC on April 29, 2019 and May 3, 2019, respectively, are each incorporated by reference into this Report.

Background: Majority Stockholders and their Control Group and Recent Actions by Written Consent

The Company's co-founders, Mr. Robert G. Brown and Mr. William H. Bartels, are significant stockholders of SGRP. Mr. Brown was Chairman and an officer and director of SGRP through May 3, 2018 (when he retired), and Mr. Bartels is Vice Chairman and a director and officer of SGRP.  Together Mr. Brown and Mr. Bartels (the "Majority Stockholders") beneficially own as a group a total of approximately 57.6% (or 12.0 million shares) of SGRP's common stock. On June 1, 2018, June 29, 2018, July 5, 2018, August 6, 2018 and January 25, 2019, the Majority Stockholders each filed an amended Schedule 13D with the SEC, in which they each acknowledged that they "may be deemed to comprise a 'group' within the meaning of [the Securities Exchange Act of 1934]" and "may act in concert with respect to certain matters", including various listed items. Pursuant to those Schedule 13D filings, the Majority Stockholders have acted as a control group and adopted written consents to unilaterally, and without the participation of SGRP's Board of Directors (the "Board"), Governance Committee or other stockholders, endeavoring to: approve the selection, appointment and election of Mr. Jeffrey A. Mayer as a director of SGRP; remove Lorrence T. Kellar as an independent director of SGRP; and change SGRP's By-Laws in order to (among other things) remove authority from the Board through new supermajority requirements and stockholder only approvals, which the Governance Committee believed weakened the Board's independence, and which was contested by SGRP and ultimately concluded in a negotiated settlement that included Mayer's appointment, Kellar's retirement, and the adoption of SGRP's 2019 Restated By-Laws on January 18, 2018 (the "Restated By-Laws").

The Majority Stockholders also voted substantially together at the 2019 Annual Meeting of SGRP's stockholders on May 15, 2019 (the "2019 Annual Meeting"), pursuant to Mr. Bartels' exercise of Mr. Brown's Proxy, including their vote against the advisory vote on compensation ("say on pay") and the 2019 Plan Amendment (see the 2019 Proxy Statement). See Item 5.07, below.

See Item IA – Risk Factors -- Risks Related to the Company's Significant Stockholders and Potential Voting Control and Conflicts, and Note 6 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- Legal Matters – Settled Delaware Litigations, in the 2018 Annual Report".

Item 3.01 -  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Failure to Maintain a Majority of Independent Directors on the Board.

See the Majority of Board no Longer Independent in Item 5.02, below, which is incorporated by reference in this Item 3.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Restated By-Laws – Majority Vote Against A Director Leads to Automatic Retirement

Pursuant to the Restated By-Laws, any Director receiving a majority of votes "against" him is denied reelection, and each Director has agreed in writing to immediately retire in such an event. See caption titled “ELECTION OF DIRECTORS” in the 2019 Proxy Statement, which is incorporated herein by reference.

Retirement of Jack W. Partridge as a Director

On May 14, 2019, Jack W. Partridge sent an email notice of his retirement, which SGRP received and accepted effective at the commencement of business on May 15, 2019. Mr. Partridge said that, although he was prepared to serve SGRP for another year, he believed, from discussions with Mr. Bartels and the preliminary vote totals (including Mr. Brown's votes), that the Majority Stockholders (who together own over 57% of SGRP's shares) would vote "against" him, so he elected to retire before the 2019 Annual Meeting. A copy of his email is attached hereto as Exhibit 17.1 and is incorporated herein by reference.

Mr. Partridge served as a Director of SGRP since January 29, 2001, as the Chairman of SGRP's Compensation Committee since May 9, 2003, and as a member of SGRP's Audit Committee, Governance Committee and the Special Subcommittee of the Audit Committee since their respective formations.

The Board and SGRP's management would like to thank Mr. Partridge for his tireless efforts on behalf of SGRP, particularly with respect to securities filings, compensation matters and related party transactions.

Majority of the Board No Longer Independent

As a result of the retirement of Mr. Partridge, the Board now has only three independent directors out of six, which is less than a majority of the current Board, although SGRP's Audit, Compensation, Governance and Special Committees will continue to consist of only the two remaining independent directors (three members in the case of Compensation Committee) as required by their respective charters.

The Governance Committee and the Board have determined that the Board should always have a majority of independent directors as required and have begun the search for another independent director. SGRP's Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004, requires that (among other things) that a majority of the directors of the Board, and all of the members of its Audit Committee, Compensation Committee and Governance Committee, be independent directors.

In addition, Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to consist of independent directors, as defined in Rule 5605(a)(2) (the "Board Independence Rule").  When similar circumstances occurred last year, SGRP received a notification letter from Nasdaq dated December 13, 2018, stating that SGRP no longer complied with Nasdaq's Board Independence Rule and had approximately 30 days to regain compliance with the Board Independence Rule.  On February 5, 2019, Nasdaq sent SGRP a letter stating that SGRP had regained compliance at that time (when Mr. Partridge was still on the Board).

See Item IA – Risk Factors --Risks of a Nasdaq Delisting and Penny Stock Trading, in the 2019 Annual Report, which is incorporated herein by reference.

Search for a Replacement Independent Director

Even before Mr. Partridge's retirement, the Majority Stockholders were campaigning to add Panos Lazaretos, a resident of Greece, to SGRP's Board. Mr. Lazaretos has been associated with the Majority Stockholders since 2000 when he first worked for SGRP. He has since provided services to Infotech (Mr. Brown's company), and the costs of those services were included in Infotech's lawsuit against SGRP respecting "alleged" unreimbursed expenses in the Brazil subsidiary acquisition. See Note 6 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- Legal Matters – Infotech Litigation Against SGRP, in the 2018 Annual Report, which is incorporated herein by reference.

Since Mr. Partridge's retirement, the Majority Stockholders have indicated their desire to have the resulting vacancy filled by Mr. Lazaretos. The Governance Committee is in the process of vetting Mr. Lazaretos and is considering seeking other candidates..

No determination has been made respecting the potential independence of Mr. Lazaretos, and the evaluations of Mr. Lazaretos will include a review of his long and close relationship with the Majority Stockholders and may include outside assistance.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Stockholders on May 15, 2019 (the "2019 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 22, 2019 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,784,483 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2019 Annual Meeting, Record Date stockholders holding 14,306,995 shares (approximately 68.8%) of SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2019 Annual Meeting.

At the 2019 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as SGRP's principal independent public auditors for 2019; (iii) Advisory Vote on the Executive Compensation as described in the 2019 Proxy Statement; (iv) Advisory Vote on the Frequency of the Executive Compensation Vote and (v) Vote on the 2019 Amendment to SGRP's 2018 Stock Compensation Plan.

(i) The following votes were received at the 2019 Annual Meeting from the stockholders by proxy or ballot for the election of six directors (Jack W. Partridge having withdrawn as the seventh candidate as of May 14, 2019, and the Board size being reduced to six members concurrently therewith) to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Against	Withheld
William H. Bartels	13,805,286	420,211	81,498

Arthur B. Drogue	9,654,002	328,044	4,324,949

R. Eric McCarthey	9,662,956	4,595,677	48,362

Christiaan M. Olivier	9,527,726	453,285	4,325,984

Peter W. Brown	13,849,570	389,108	68,317

Jeffrey A. Mayer	13,889,939	367,844	49,212

(ii) The following votes were received at the 2019 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as SGRP's principal independent public accountants for the fiscal year ending December 31, 2019, and such appointment was approved:

For	Against	Abstain

5,822,817	4,413,743	4,070,435

(iii) The following advisory votes were received at the 2019 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was not approved:

For	Against	Abstain

658,061	13,644,922	4,012

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following advisory votes were received at the 2019 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

"One Year"	"Two Years"	"Three Years"	Abstain

14,262,402	773	42,100	1,720

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(v) The following votes were received at the 2019 Annual Meeting from the stockholders by ballot for the proposal to approve the 2019 Amendment to the 2018 Stock Compensation Plan and such amendment was not approved:

For	Against	Abstain

315,359	13,987,924	3,712

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2019 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K filed with the SEC on April 15, 2019 for its fiscal year ended December 31, 2018, as amended by the Form 10-K/A filed by SGRP on April 24, 2019 (together, the "Annual Report"), in SGRP's definitive Proxy Statement and the supplemental materials respecting its Annual Meeting of Stockholders held on May 15, 2019 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 29 and May 3, 2019, respectively, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's to comply with Nasdaq's Board Independence Rule or Bid Price Rue in the future, any settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

	17.1	Email notice sent May 14, 2019, by Jack W. Partridge respecting his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 21, 2019	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer